                                 $200,000,000

                              APPLIED POWER INC.

                    13% Senior Subordinated Notes Due 2009


                              PURCHASE AGREEMENT
                              ------------------

                                                                   July 21, 2000

Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
As Representatives of the Several Purchasers,
c/o Credit Suisse First Boston Corporation,
  Eleven Madison Avenue,
  New York, N.Y. 10010-3629

Dear Sirs:

     1. Introductory. Applied Power Inc. which intends to change its name to Actuant Corporation (the "Company") proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") U.S.$200,000,000 principal amount of its 13% Senior Subordinated Notes Due 2009 ("Notes") to be issued under an indenture, dated as of August 1, 2000 (the "Indenture"), between the Company and Bank One Trust Company, N.A., as Trustee. The Notes will be guaranteed (the "Guarantees") on a senior subordinated, unsecured basis by each of the Company's wholly owned domestic subsidiaries listed on the signature pages hereof (collectively, the "Guarantors"). The Company and the Guarantors are collectively referred to herein as the "Issuers." The Notes and the Guarantees are collectively referred to herein as the "Offered Securities." The United States Securities Act of 1933, as amended, is herein referred to as the "Securities Act."

     The Offered Securities are being sold in connection with (i) the spin-off (the "Spin-off") of Applied Power Inc.'s integrated electronics enclosures business from its tools and supplies and engineered solutions businesses and
(ii) the Company's tender offer for, and consent solicitation with respect to, up to $200,000,000 aggregate principal amount of its outstanding 8.75% Senior Subordinated Notes due 2009 (the "Tender Offer"), pursuant to the Company's offer to purchase dated June 30, 2000, as amended or supplemented. The Purchasers and direct and indirect transferees of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement to be dated as of August 1, 2000 among the parties hereto (the "Registration Rights Agreement"), pursuant to which the Company has agreed, among other things, to file (a) a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Notes or the Exchange Notes (as defined in the Registration Rights Agreement) under the Securities Act or (b) a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale of the Notes by holders thereof or, if applicable, relating to the resale of Private Exchange Notes (as defined in the Registration Rights Agreement) by the Purchasers.

     The Notes, the Exchange Notes, the Guarantees, the Indenture, the Registration Rights Agreement and this Agreement are herein collectively referred to as the "Basic Documents."

     The Issuers hereby agree with the several Purchasers as follows:

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Purchasers that:

               (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular (the "Preliminary Offering Circular") and offering circular (the "Offering Circular"), as supplemented as of the date of this Agreement are hereinafter collectively referred to as the "Offering Document." On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

               (b) The Company has been duly organized and is validly existing as a corporation in active status under the laws of the State of Wisconsin and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing (or equivalent status) in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing (or equivalent status) would not result in a Material Adverse Effect.

               (c) Each significant subsidiary of the Company listed on Schedule B hereto (each a "Subsidiary" and, collectively, the
     ----------
     "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing (or equivalent status) under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document and is duly qualified as a foreign corporation to transact business and is in good standing (or equivalent status) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing (or equivalent status) would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Document, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (except as otherwise provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted) and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

               (d) Each Guarantor has been duly organized and is validly existing as a corporation in good standing (or equivalent status) under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document and is duly qualified as a foreign corporation to transact business and is in good standing (or equivalent status) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing (or equivalent status) would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Document, all of the issued and outstanding capital stock of each Guarantor has been duly authorized and validly issued, is fully paid and non-assessable (except as otherwise provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted) and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Guarantor was issued in violation of the preemptive or similar rights of any securityholder of such Guarantor.

               (e) The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Document in the Company's consolidated financial statements (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Offering Document or pursuant to the exercise of convertible securities or options referred to in the Offering Document). The shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable (except as otherwise provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted); none of the outstanding shares of capital stock was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

               (f) Each of the Issuers has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by the Issuers and meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Notes have been duly and validly authorized by the Company. When the Notes are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of the Indenture by the Trustee, such Notes will have been duly executed, authenticated, issued and delivered by the Company and will conform to the description thereof contained in the Offering Document and the Indenture and such Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Enforceability Exceptions").

               (g) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities by the Issuers except for filing with the Commission and for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement) effective.

               (h) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

               (i) Each of the Issuers has the requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by each of the Issuers (assuming the due authorization, execution and delivery thereof by the Purchasers), and when executed and delivered by each of the Issuers, will constitute a valid and legally binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Offered Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof in the Offering Circular.

               (j) The Guarantees have been duly authorized by each of the Guarantors; and when issued by the Guarantors in accordance with the terms of the Indenture and the Notes are delivered and paid for pursuant to this Agreement, the Guarantees will have been duly executed, issued and delivered and will be in the form contemplated by, and entitled to the benefits of, the Indenture and will constitute valid and legally binding obligations of each of the Guarantors, enforceable in accordance with their terms, except that the enforcement thereof may be limited by the Enforceability Exceptions.

               (k) The Company has all requisite corporate power and authority to perform its obligations under its obligations under the Tender Offer and to consummate the transactions contemplated thereby. The Tender Offer and the transactions contemplated thereby have been duly and validly authorized by the Company.

               (l) Each of the Issuers and the Subsidiaries possesses good and marketable title to all real property owned by it and good title to all other properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Document or (b) do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Issuers or any of the Subsidiaries; and all of the leases and subleases material to the business of the Issuers and the Subsidiaries, considered as one enterprise, and under which the Issuers or any of the Subsidiaries holds properties described in the Offering Document, are in full force and effect, and neither the Issuers nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Issuers or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Issuers or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except in any such case as could not reasonably be expected to result in a Material Adverse Effect.

               (m) Each of the Issuers and the Subsidiaries possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; each of the Issuers and the Subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and none of the Issuers or any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (n) No labor dispute with the employees of the Issuers and the Subsidiaries exists or, to the knowledge of the Issuers is imminent that might have a Material Adverse Effect.

               (o) The Issuers and the Subsidiaries own, possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual prop-erty rights that, if determined adversely to the Issuers and the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

               (p) Except as described in the Offering Document and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) none of the Issuers or the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, ground-water, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) each of the Issuers and the Subsidiaries has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Issuers and the Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting any of the Issuers and the Subsidiaries relating to Hazardous Materials or any Environmental Laws.

               (q) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Offering Document (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Offering Document, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

               (r) The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and except as otherwise disclosed in the Offering Document such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and the assumptions used in preparing the pro forma financial statements and the adjusted financial information included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma and adjusted adjustments give appropriate effect to those assumptions, and the pro forma and adjusted columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

               (s) Since the date of the last audited financial statements included in the Offering Document, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Company's common stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (t) None of the Issuers or the Subsidiaries is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and none of the Issuers or the Subsidiaries is or, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as defined in the Investment Company Act.

               (u) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

               (v) The offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof, Regulation D thereunder and Regulation S thereunder and it is not necessary to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act.

               (w) None of the Company or any of its affiliates or any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

               (x) The Company is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

               (y) The documents incorporated by reference in the Offering Document, when they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Offering Document or any further amendment or supplement thereto, when such documents are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act and the Exchange Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (z) None of the Issuers or any of the Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which any of the Issuers or the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of the Issuers or the Subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults as would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Offering Document (including the issuance and sale of the Offered Securities and the use of the proceeds from the sale of the Offered Securities as described in the Offering Document under the caption "Use of Proceeds") and compliance by the Issuers with their obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Issuers or the Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, Repayment Events or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of any of the Issuers or the Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any of the Issuers or the Subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment (through acceleration or otherwise) of all or a portion of such indebtedness by any of the Issuers or the Subsidiaries other than the intended repayment of indebtedness described under "Use of Proceeds" in the Offering Document.

               (aa) Except for the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (bb) Each of PricewaterhouseCoopers LLP and Deloitte & Touche LLP, who have certified certain of the financial statements included in, or incorporated by reference in, the Offering Document, is an independent public accountant as required by the Securities Act.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 95.675% of the principal amount thereof, the respective principal amounts of Offered Securities set forth opposite the names of the Purchasers in Schedule A hereto.
                                        ----------

     The Company will deliver against payment of the purchase price therefor the Offered Securities in the form of one or more permanent global Offered Securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC at the office of Cahill Gordon & Reindel, 80 Pine Street, New York, NY 10005, at 10:00 A.M. New York City time, on August 1, 2000, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such date being herein referred to as the "Closing Date," against delivery to the Trustee as custodian for DTC of the Global Securities repre-senting all of the Offered Securities. The Global Securities will be made available for checking at the above office of Cahill Gordon & Reindel at least 24 hours prior to the Closing Date.

     4. Representations by Purchasers; Resale by Purchasers. (a) Each Purchaser severally represents and warrants to the Issuers that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

               (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, has engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

     "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

Terms used in this subsection (b) have the meanings given to them by Regulation
S.

               (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

               (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to
(i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

               (e)  Each of the Purchasers severally represents and agrees that
(i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the

United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and
(iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     5. Certain Agreements. The Issuers agree with the several Purchasers that:

               (a) The Issuers will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent, which consent shall not be unreasonably withheld. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuers promptly will notify CSFBC of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

               (b) The Issuers will furnish to CSFBC copies of any Preliminary Offering Circular, the Offering Circular and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Issuers will furnish to CSFBC on the date hereof three copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants (except that the Issuers do not need to provide an independent accountants' report of Deloitte & Touche for the Preliminary Offering Circular). At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC and, upon request, to each of the other Purchasers and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

               (c) The Issuers will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that none of the Issuers will be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

               (d) During the period of ten years hereafter, the Company will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to CSFBC and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

               (e) During the period of two years after the Closing Date, the Issuers will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

               (f) During the period of two years after the Closing Date, the Issuers will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

               (g) During the period of two years after the Closing Date, the Issuers will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

               (h) The Company will pay all expenses incidental to the performance of the Issuers' obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers, (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities (as defined in the Registration Rights Agreement), the preparation and printing of this Agreement, the Registration Rights Agreement, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable, the Exchange Securities, (iii) the cost of listing the Offered Securities and qualifying the Offered Securities for trading in The Portal/SM/ Market ("PORTAL") and any expenses incidental thereto, (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities (v) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto, (vi) for any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities, and (vii) expenses incurred in distributing Preliminary Offering Circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will also pay (to the extent incurred by them) or reimburse the Purchasers for all travel expenses of the Company's officers and employees and any other expenses of the Issuers in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers.

               (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, none of the Issuers and any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

               (j) For a period of 180 days after the Closing Date, none of the Issuers will offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any U.S. dollar-denominated debt securities issued or guaranteed by any of the Issuers and having a maturity of more than one year from the date of issue. None of the Issuers will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by
     Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

               (k) The Company shall apply the net proceeds of the sale of the Offered Securities as set forth in the Offering Document.

               (l) The Company will use best efforts to have the Offered Securities admitted for trading in PORTAL.

     6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Issuers herein, to the accuracy of the statements of officers of each of the Issuers made pursuant to the provisions hereof, to the performance by each of the Issuers of its obligations hereunder and to the following additional conditions precedent:

               (a) The Purchasers shall have received a letter, dated the date of this Agreement, of each of PricewaterhouseCoopers LLP and Deloitte & Touche LLP in form and substance satisfactory to the Purchasers and substantially in the form of Exhibit A.
                                  ---------

               (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Purchasers including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

               (c) The Purchasers shall have received an opinion, dated the Closing Date, of Quarles & Brady LLP, counsel for the Issuers, that:

                     (i) The Company has been duly incorporated and is validly
               existing as a corporation in active status under the laws of the State of Wisconsin;

                    (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document and to enter into and perform its obligations under this Agreement;

                   (iii) Each Subsidiary and Guarantor is validly existing as a corporation in good standing (or equivalent status) under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document; except as otherwise disclosed in the Offering Document, all of the issued and outstanding capital stock of each Subsidiary and Guarantor has been duly authorized and validly issued, is fully paid and non-assessable (except as otherwise provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted) and, to the best of such counsel's knowledge, is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary and Guarantor was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary and Guarantor;

                    (iv) The Indenture shall have been duly authorized, executed and delivered by the Company and the Notes under the Indenture shall have been duly executed and delivered by the Company and assuming the due authorization, execution and delivery thereof by the Trustee constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                     (v) Each of the Issuers is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act;

                    (vi) No consent, approval, authorization or order of, or
               filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as may be required under state securities laws and except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective;

                   (vii) The execution, delivery and performance of this
               Agreement, the Indenture and the Offered Securities, as applicable, and the consummation of the transactions contemplated in this Agreement and in the Offering Document (including the issuance and sale of the Offered Securities and the use of the proceeds from the sale of the Offered Securities as described in the Offering Document under the caption "Use of Proceeds") and compliance by the Issuers with its obligations under this Agreement, the Indenture and the Offered Securities, as applicable, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuers or any Subsidiary pursuant to any written contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to such counsel, to which the Issuers or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Issuers or any Subsidiary is subject (except for such conflicts, breaches, Repayment Events or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Issuers or any Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Issuers or any Subsidiary or any of their respective properties, assets or operations;

                  (viii) Such counsel have no reason to believe that the
               Offering Circular, or any amendment or supplement thereto, or any Exchange Act Report as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Offering Circular and the Exchange Act Reports of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Circular and the Exchange Act Reports;

                    (ix) This Agreement has been duly authorized, executed and delivered by the Company;

                     (x) The Registration Rights Agreement has been duly
               authorized, executed and delivered by the Issuers and constitutes a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                    (xi) It is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the several Purchasers pursuant to this Agreement or (ii) the resales of the Offered Securities by the several Purchasers in the manner contemplated by this Agreement to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act;

                   (xii) The Notes are in the form contemplated by the
               Indenture, have been duly authorized by the Company and, assuming that the Notes have been duly authenticated by the Trustee in the manner described in its certificate delivered to the Purchasers on the Closing Date (which fact such counsel need not determine by an inspection of the Notes), the Notes have been duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and are entitled to the benefits of the Indenture. The Notes have been duly authorized by the Company and, assuming that the Notes have been duly authenticated by the Trustee in the manner described in its certificate delivered to the Purchasers on the Closing Date (which fact such counsel need not determine by an inspection of the Notes), and upon due execution, issuance and delivery by the Company, the Notes will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether en-forcement is considered in a proceeding in equity or at law), and are entitled to the benefits of the Indenture. The Guarantees are in the form contemplated by the Indenture, have been duly authorized by the Guarantors and, assuming the Guarantees will be duly executed, issued and delivered by the Guarantors, the Guarantees will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and are entitled to the benefits of the Indenture;

                  (xiii) The Basic Documents conform as to legal matters in all material respects to the descriptions thereof contained in the Offering Circular;

                   (xiv) The documents incorporated by reference in the Offering
               Document (other than the financial statements, including any pro forma financial information, and supporting schedules included therein or omitted therefrom, as to which such counsel expresses no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

                    (xv) To the best of such counsel's knowledge, there are no statutes or regulations that are required to be described in the Offering Document that are not described as required;

                   (xvi) All descriptions in the Offering Circular of written contracts and other documents to which the Issuers or the Subsidiaries are a party are accurate in all material respects; to the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Offering Document other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects;

                  (xvii) To the best of such counsel's knowledge, none of the
               Issuers or any Subsidiary is in violation of its charter or by-laws and no default by the Issuers or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described in the Offering Document or incorporated by reference as an exhibit to the Offering Document; and

                 (xviii) To the best of such counsel's knowledge, except for the
               Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

               (d) The Purchasers shall have received from Cahill Gordon & Reindel, counsel for the Purchasers, an opinion, dated the Closing Date, with respect to the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company and each of the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters with reference to same in the Offering Circular. In rendering such opinion, Cahill Gordon & Reindel may rely as to the incorporation of the Company and all other matters governed by Wisconsin law upon the opinion of Quarles & Brady LLP referred to above.

               (e) The Purchasers shall have received certificates, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the dates of the most recent financial statements in the Offering Document there has been no Material Adverse Effect except as set forth in or contemplated by the Offering Document or as described in such certificate, and that he or she has carefully examined the Offering Document and, in his or her opinion, as of the date thereof and as of the Closing Date, the statements contained in the Offering Document were true and correct in all material respects, and the Offering Document did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the date of the Offering Document, no event has occurred which should have been set forth in a supplement to or an amendment of the Offering Document which has not been so set forth in such supplement or amendment, and that the sale of the Offered Securities has not been enjoined (temporarily or permanently).

               (f) The Purchasers shall have received letters, dated the Closing Date, which meet the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

               (g) The Company shall have furnished to the Purchasers such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters (including with respect to subsection (i) below) as the Purchasers may reasonably have requested.

               (h) The Offered Securities shall have been designated for trading on PORTAL.

               (i) Each of the Company and the Trustee shall have executed and delivered the Indenture in form and substance satisfactory to the Purchasers and the Indenture shall be in full force and effect.

               (j) The Company shall have executed and delivered the Registration Rights Agreement in form and substance satisfactory to the Purchasers and the Registration Rights Agreement shall be in full force and effect.

               (k) The Spin-off shall be effective substantially as described in the Offering Document and there shall be no conditions to closing under any of the financing documents related to the Spin-off (including the Tender Offer and the Actuant Credit Facility (as such terms are defined in the Offering Circular)), substantially as described in the Offering Document, that have not been satisfied or waived to the satisfaction of the Purchasers.

               (l) The Company shall apply the net proceeds of the sale of the Offered Securities as set forth in the Offering Document.

     The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

     7. Indemnification and Contribution. (a) The Issuers will, jointly and severally, indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the failure of any of the Issuers to perform its obligations under
Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary offering circular the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Purchaser that sold the Offered Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Purchaser and any such loss, claim, damage or liability of such Purchaser results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Offering Document (exclusive of any material included therein but not attached thereto) if the Company had previously furnished copies thereof to such Purchaser.

               (b) Each Purchaser will severally and not jointly indemnify and hold harmless each of the Issuers, its directors and officers and each person, if any, who controls the Issuers within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which each of the Issuers may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each
Purchaser: under the caption "Plan of Distribution" paragraphs three, eight and nine; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Issuers' failure to perform their obligations under Section 5(a) of this Agreement.

               (c)  Promptly after receipt by an indemnified party under this
Section 7(c) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7(c) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

               (d) If the indemnification provided for in this Section 7(d) is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by each of the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by each of the Issuers bear to the total discounts and commissions received by the Purchasers from each of the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each of the Issuers or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages such the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

               (e) The obligations of each of the Issuers under this Section shall be in addition to any liability which each of the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls each of the Issuers within the meaning of the Securities Act or the Exchange Act.

     8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFBC may make arrangements satisfactory to the Issuers for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFBC and the Issuers for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser and the Issuers, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or any of their officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser and the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Issuers and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Issuers, will be mailed, delivered or telegraphed and confirmed to it c/o Applied Power Inc., 6100 North Baker Road, Glendale, WI 53209, Attention: Andrew G. Lampereur; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuers as if such holders were parties thereto.

     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     The Issuers hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                        Very truly yours,

                                        Applied Power Inc.

                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        APW TOOLS & SUPPLIES, INC.

                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        VERSA TECHNOLOGIES, INC.

                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        Applied Power Investments II, Inc.

                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        Columbus Manufacturing LLC


                                        By:  Applied Power Inc.

                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

The foregoing Purchase Agreement
 is hereby confirmed and accepted
 as of the date first above written.

Credit Suisse First Boston Corporation
Goldman, Sachs & Co.

  Acting on behalf of themselves
  and as the Representatives of
  the several Purchasers

By Credit Suisse First Boston Corporation

By:   /s/ Colleen A. Burke
   -----------------------------------
    Name: Colleen A. Burke
    Title: Director